                                                 CHEVRON CORPORATION AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
                                                              (Unaudited)

                                                           Three Months Ended                  Six Months Ended
                                                                     June 30,                          June 30,
                                                     ------------------------             ---------------------
Millions of Dollars                                        1999(1)       1998                1999(1)       1998(2)
---------------------------------------------------------------------------------------------------------------
Net Income                                              $   350       $   577             $   679       $ 1,084
                                                        -------------------------------------------------------
   Currency translation adjustment                          (11)           (1)                (11)           (1)
   Unrealized holding gain(loss) on securities               28            (3)                 22            (1)
   Minimum pension liability adjustment                       -             -                 (11)          (16)
                                                        -------------------------------------------------------
 Other Comprehensive Income (Loss), net of tax               17            (4)                  -           (18)
                                                        -------------------------------------------------------
Comprehensive Income                                    $   367       $   573             $   679       $ 1,066
---------------------------------------------------------------------------------------------------------------



                                                          Three Months Ended                 Nine Months Ended
                                                                September 30,                     September 30,
                                                        ---------------------              --------------------
Millions of Dollars                                        1999(1)       1998                1999(1)       1998(2)
---------------------------------------------------------------------------------------------------------------
Net Income                                              $   582       $   461             $ 1,261       $ 1,545
                                                        -------------------------------------------------------
   Currency translation adjustment                          (30)            -                 (41)           (1)
   Unrealized holding gain on securities                     11             7                  33             6
   Minimum pension liability adjustment                       -             -                 (11)          (16)
                                                        -------------------------------------------------------
 Other Comprehensive (Loss) Income, net of tax              (19)            7                 (19)          (11)
                                                        -------------------------------------------------------
Comprehensive Income                                    $   563       $   468             $ 1,242       $ 1,534
---------------------------------------------------------------------------------------------------------------

(1)   Restated for the effect of unrealized gains on certain marketable securities
(2)   Restated for accounting  changes  effective January 1, 1998, the net effect of which was immaterial


                                                 CHEVRON CORPORATION AND SUBSIDIARIES

                                                      CONSOLIDATED BALANCE SHEET
                                                              (Unaudited)
                                                                           September 30,                   June 30,
Millions of Dollars                                                                1999(1)                    1999(1)
-------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                                                       $    703                   $    752
Marketable securities                                                                834                      1,004
Accounts and notes receivable                                                      3,342                      3,027
Inventories:
    Crude oil and petroleum products                                                 641                        573
    Chemicals                                                                        543                        523
    Materials, supplies and other                                                    288                        320
                                                                                -----------------------------------
                                                                                   1,472                      1,416
Prepaid expenses and other current assets                                          1,056                      1,007
                                                                                -----------------------------------
       Total Current Assets                                                        7,407                      7,206
Long-term receivables                                                                860                        863
Investments and advances                                                           5,105                      4,916

Properties, plant and equipment, at cost                                          54,249                     52,674
Less: accumulated depreciation, depletion and amortization                        28,558                     28,244
                                                                                -----------------------------------
                                                                                  25,691                     24,430
Deferred charges and other assets                                                  1,162                      1,036
                                                                                -----------------------------------
            Total Assets                                                        $ 40,225                   $ 38,451
                                                                                ===================================

-------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt                                                                 $  3,460                   $  3,801
Accounts payable                                                                   2,790                      2,384
Accrued liabilities                                                                2,148                      2,187
Federal and other taxes on income                                                    968                        512
Other taxes payable                                                                  475                        463
                                                                                -----------------------------------
       Total Current Liabilities                                                   9,841                      9,347
Long-term debt                                                                     4,585                      4,044
Capital lease obligations                                                            272                        275
Deferred credits and other non-current obligations                                 1,728                      1,735
Deferred income taxes                                                              4,646                      4,097
Reserves for employee benefit plans                                                1,786                      1,775
                                                                                -----------------------------------
       Total Liabilities                                                          22,858                     21,273
                                                                                -----------------------------------
 Preferred stock (authorized 100,000,000
    shares, $1.00 par value, none issued)                                              -                          -
Common stock (authorized 1,000,000,000 shares,
    $1.50 par value, 712,487,068 shares issued)                                    1,069                      1,069
Capital in excess of par value                                                     2,214                      2,205
Deferred compensation                                                               (646)                      (646)
Accumulated other comprehensive (loss) income                                       (109)                       (90)
Retained earnings                                                                 17,016                     16,828
Treasury stock, at cost (56,221,456 and 56,553,770 shares
    at September 30, 1999 and June 30, 1999, respectively)                        (2,177)                    (2,188)
                                                                                -----------------------------------
       Total Stockholders' Equity                                                 17,367                     17,178
                                                                                -----------------------------------
           Total Liabilities and Stockholders' Equity                           $ 40,225                   $ 38,451
                                                                                ===================================

(1)    Restated for the effect of unrealized gains on certain marketable securities

                                      -2-